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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 30, 2001
(Date of earliest event reported)

GENESIS BIOVENTURES, INC.
(Exact name of Registrant as specified in charter)

New York	000-30252	98-0163232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
3033 King George Highway, Suite 1A, Surrey, British Columbia, Canada	V4P 1B8
(Address of principal executive offices)	(Zip Code)

(604) 542-0820
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed, since last report.)

Page 1 of 6 Pages
Exhibit Index on Page 6

Item 2.        Acquisitions or Disposition of Assets.

        Acquisition of membership interests in Biomedical Diagnostics, LLC from Biotherapies Incorporated.

        On November 30, 2001, Genesis Bioventures, Inc., a New York corporation (the "Registrant"), entered into a Purchase Agreement (the "Purchase Agreement") with Biotherapies Incorporated, a Michigan corporation ("Biotherapies"), pursuant to which the Registrant acquired Biotherapies' membership interests in Biomedical Diagnostics, LLC, a Michigan limited liability company (the "LLC"). Following the completion of the transaction, the Registrant became the sole owner of the LLC. The Purchase Agreement has been filed Exhibit 99.1 to the Registrant's Current Report. This Exhibit is incorporated herein by reference.

        Upon signing of the letter of intent regarding this transaction, the Registrant paid Biotherapies Four Hundred Fifty Thousand Dollars ($450,000) and issued to Biotherapies Six Hundred Thousand (600,000) shares of its common stock. Upon signing of the Purchase Agreement, the Registrant paid Biotherapies One Million Six Hundred Thousand Dollars ($1,600,000) and issued to Biotherapies an additional Two Million Five Hundred Twenty Four Thousand Thirty (2,524,030) shares of its common stock. On May 30, 2002, the six-month anniversary of the signing of the Purchase Agreement, the Registrant will make an additional cash payment to Biotherapies in the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

        Pursuant to the Purchase Agreement, the Registrant has committed to fund the operating costs of the LLC of at least One Million Dollars ($1,000,000) in support of product development of the mammastatin, prostate and ovarian technologies on or before November 30, 2002. As of November 30, 2001, the Registrant had paid One Hundred Ninety Thousand Dollars ($190,000) toward this commitment, including $50,000 paid upon signing of the letter of intent.

        Concurrently with the execution of the Purchase Agreement, the Registrant and Biotherapies entered into numerous other agreements, including a certain Mammastatin Sublicense Agreement (the "Mammastatin Sublicense Agreement") and a certain P&O Technology License Agreement (the "P&O License Agreement"). Pursuant to the Mammastatin Sublicense Agreement, Biotherapies granted to the Registrant a worldwide, perpetual and exclusive sublicense to make, use and sell certain proteins and antibodies and a non-exclusive sublicense to make, use and create improvements thereto for the research, development or sale of additional antibodies and/or diagnostic assays for the diagnosis of breast, prostate and/or ovarian cancers. Biotherapies also granted to the Registrant a worldwide, perpetual and exclusive license to make, have made, use and sell a certain dot blot diagnostic assay related to the detection and measurement of certain proteins in the blood, and improvements thereto, and a non-exclusive license to make, have made, use and create improvements to the dot blot assay in the research, development or sale of additional antibodies and/or diagnostic assays for the diagnosis of breast, prostate and/or ovarian cancers. The Registrant shall pay Biotherapies a royalty of between ten percent (10%) and twenty percent (20%) of net sales generated in connection with the Mammastatin Sublicense Agreement, depending on the level of net sales in a given year. As of November 30, 2001, the Registrant had pre-paid royalty payments pursuant to the Mammastatin Sublicense Agreement totaling One Hundred Thousand Dollars ($100,000). The Mammastatin Sublicense Agreement has been filed as Exhibit 99.2 to the Registrant's Current Report. This Exhibit is incorporated herein by reference.

        Pursuant to the P&O License Agreement, Biotherapies granted to the Registrant a worldwide, perpetual and exclusive license to make, have made, use and create improvements to certain technology relating to prostate and ovarian cancer and to make, have made, use, market and sell materials or services based upon or using said technology. The Registrant shall pay Biotherapies a royalty of between ten percent (10%) and twenty percent (20%) of net sales generated in connection with the P&O License Agreement, depending on the level of net sales in a given year. The P&O License Agreement has been filed as Exhibit 99.3 to the Registrant's Current Report. This Exhibit is incorporated herein by reference.

Page 2 of 6 Pages

        Biotherapies may terminate the Mammastatin Sublicense Agreement if the Registrant fails to (i) meet its commitment to fund operating costs of the LLC of at least One Million Dollars ($1,000,000); (ii) make any royalty payments due to Biotherapies; or (iii) achieve gross sales of the Licensed Technology and Additional Products hereunder and under the P & O license of Seven Million Five Hundred Thousand Dollars ($7,500,000) within Twenty Four (24) months of the signing of the Purchase Agreement and Twenty Million Dollars ($20,000,000) within Thirty Six (36) months of the signing of the Purchase Agreement. The Registrant can cure the gross sales default by satisfying the royalty obligations that would have accrued had the target gross sales been met. Biotherapies may terminate the P & O License Agreement if the Registrant fails to meet its commitment to fund operating costs of the LLC of at least One Million Dollars ($1,000,000) or fails to make any required royalty payments due to Biotherapies.

        The Registrant and Biotherapies also entered into a Registration Rights Agreement whereby the Registrant granted piggyback registration rights to Biotherapies, a Supply Agreement pursuant to which Biotherapies may supply proteins and/or antibodies to the Registrant, and a Right of First Notice Agreement granting the Registrant the right to be notified by Biotherapies of the development of any new proteins or technologies applicable to product development of diagnostic tests for certain cancers prior to Biotherapies' notifying any other potential purchasers.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statement of Business Acquired

        The historical financial statements of the LLC for the eleven-month period ended November 30, 2001, the fiscal year ended December 31, 2000 and the period from May 1, 1999 (inception) to November 30, 2001, together with the notes and the report of Plante & Moran, LLP, independent auditors, are being filed herewith as Exhibit 99.4 to this Amendment No. 1 to the Registrant's Current Report.

        The consent of Plante & Moran, with respect to the audited financial statements of the LLC, is being filed herewith as Exhibit 99.5 to this Amendment No. 1 to the Registrant's Current Report.

  (b)
  Pro Forma Financial Information

        The pro forma financial information of the Registrant required to be filed under this Item is being filed herewith as Exhibit 99.6 to this Amendment No. 1 to the Registrant's Current Report.

  (c)
  Exhibits

Exhibit Number	Description
99.1	Purchase Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. Exhibit A (Amended and Restated Limited Liability Company Operating Agreement of Biomedical Diagnostics, LLC), Exhibit B (Registration Rights Agreement), Exhibit D (Investment Agreement), Exhibit F (Right of First Notice Agreement), Exhibit G (Supply Agreement), and Exhibit H (Sublease Agreement) have been omitted pursuant to Rule 601(b)(2) of Regulation S-B. A copy of any Exhibit will be submitted to the Commission supplementally upon request. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).
99.2
Mammastatin Sublicense Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).
99.3
P&O Technology License Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).

Page 3 of 6 Pages

99.4
Historical financial statements of the LLC for the eleven-month period ended November 30, 2001, the fiscal year ended December 31, 2000 and the period from May 1, 1999 (inception) to November 30, 2001.
99.5	Consent of Plante & Moran, LLP, with respect to the audited financial statements of the LLC.
99.6
Unaudited pro forma condensed financial statements of the Registrant as of and for the nine-month period ended September 30, 2001, and notes thereto. Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000, and notes thereto.

Page 4 of 6 Pages

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2002	GENESIS BIOVENTURES, INC.
/s/ E. GREG MCCARTNEY E. Greg McCartney President and Chief Executive Officer

Page 5 of 6 Pages

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Purchase Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. Exhibit A (Amended and Restated Limited Liability Company Operating Agreement of Biomedical Diagnostics, LLC), Exhibit B (Registration Rights Agreement), Exhibit D (Investment Agreement), Exhibit F (Right of First Notice Agreement), Exhibit G (Supply Agreement), and Exhibit H (Sublease Agreement) have been omitted pursuant to Rule 601(b)(2) of Regulation S-B. A copy of any Exhibit will be submitted to the Commission supplementally upon request. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).
99.2
Mammastatin Sublicense Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).
99.3
P&O Technology License Agreement, dated November 30, 2001, by and between the Registrant and Biotherapies. (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 17, 2001).
99.4
Historical financial statements of the LLC for the eleven-month period ended November 30, 2001, the fiscal year ended December 31, 2000 and the period from May 1, 1999 (inception) to November 30, 2001.
99.5	Consent of Plante & Moran, LLP, with respect to the audited financial statements of the LLC.
99.6
Unaudited pro forma condensed financial statements of the Registrant as of and for the nine-month period ended September 30, 2001, and notes thereto. Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000, and notes thereto.

Page 6 of 6 Pages

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Item 2. Acquisitions or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX